DREYFUS CASH MANAGEMENT
                             DREYFUS CASH MANAGEMENT PLUS, INC.
                          DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
                              DREYFUS TREASURY CASH MANAGEMENT
                              DREYFUS TREASURY CASH MANAGEMENT
                             DREYFUS TAX EXEMPT CASH MANAGEMENT
                           DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                         DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

                                  Certificate of Secretary

     The undersigned, John B. Hammalian, Secretary of the funds listed below hereby certifies that set forth below is a copy of the resolution adopted by the Fund's Board authorizing the signing by Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, John B. Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and Mark Kornfeld on behalf of the proper officers of the Fund pursuant to a power of attorney:

            RESOLVED, that the Registration Statement and any and all amendments and supplements thereto may be signed by any one of Mark N. Jacobs, Steven Newman, Michael Rosenberg, John Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and Mark Kornfeld, as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; and that the appointment of each of such persons as such attorney-in-fact hereby is authorized and approved; and that such attorneys-in-fact, and each of them, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statements and any and all amendments and supplements thereto, as whom he or she is acting as attorney-in-fact, might or could do in person.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of the 22th day of May, 2000.



                                                /s/ John B. Hammalian
      John B. Hammalian
                                                Secretary

(SEAL)
            DREYFUS CASH MANAGEMENT
            DREYFUS CASH MANAGEMENT PLUS, INC.
            DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
            DREYFUS TREASURY CASH MANAGEMENT
            DREYFUS TREASURY CASH MANAGEMENT
            DREYFUS TAX EXEMPT CASH MANAGEMENT
            DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
            DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT